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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 27, 1997


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                                K N ENERGY, INC.

             (Exact name of registrant as specified in its charter)



            KANSAS                        1-6446                49-0290000
  (State or other jurisdiction        (Commission File       (I.R.S. Employer
of incorporation or organization)         Number)            Identification No.)



           370 VAN GORDON STREET
               P. O. BOX 281304
                LAKEWOOD, CO                                      80228-8304
 (Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code: (303) 989-1740

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Item 5.  Other Events.

         On October 27, 1997, K N Energy, Inc. sold $150 million of its 6.67% Debentures due November 1, 2027 pursuant to an underwritten public offering.


Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

(c)      Exhibits.

         1.1 Purchase Agreement dated October 22, 1997 between K N Energy, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc.

         1.2 Specimen of 6.67% Debenture due November 1, 2027 in book-entry form.

         1.3 Ratios of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to S-3 Registration Statement No. 333-30611).



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         K N ENERGY, INC.



Date:  October 27, 1997                  By:  /s/ E. Wayne Lundhagen
                                            -----------------------------
                                            E. Wayne Lundhagen
                                            Vice President and Treasurer





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                                 EXHIBIT INDEX


         1.1 Purchase Agreement dated October 22, 1997 between K N Energy, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc.

         1.2 Specimen of 6.67% Debenture due November 1, 2027 in book-entry form.

         1.3 Ratios of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to S-3 Registration Statement No. 333-30611).





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